UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

MetLife is seeking the consent of holders of its junior subordinated debentures and holders of MetLife Capital Trust IV’s trust securities to approve amendments to the related junior subordinated indentures. We have a strong balance sheet and are confident that, even in the event the consent is unsuccessful, we will be able to continue paying our common dividend and efficiently executing on our capital management plan.

MetLife’s financial priority is to deliver significant long-term value to all of our investors. Our revised Consent Solicitation offer of $10.00 per $1,000 of principal/liquidation amount owned is the maximum price that we believe delivers such long term value to all investors, and we will not make further modification to the consideration offered.

Important Notice

This Report on Form 8-K is for informational purposes only and does not constitute either an offer to sell or an offer to buy or sell any security in any jurisdiction. No recommendation is being made by MetLife, the Information Agent, the Solicitation Agent, the trustee under the Indentures, the trustees of MetLife Capital Trust IV or any of their respective affiliates as to whether Holders of the Securities should consent to the Proposed Amendments, and no one has been authorized by any of them to make such a recommendation. Each Holder must make its own decision as to whether to give its consent.

The Consent Solicitation is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

THE CONSENT SOLICITATION IS BEING MADE ONLY PURSUANT TO THE CONSENT SOLICITATION STATEMENT AND THE CONSENT FORM, AS AMENDED, THAT THE INFORMATION AGENT IS DISTRIBUTING TO HOLDERS. HOLDERS SHOULD CAREFULLY READ THE CONSENT SOLICITATION STATEMENT AND CONSENT FORM PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE CONSENT SOLICITATION, BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE CONSENT SOLICITATION.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “continuing,” “potential,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife’s most recent Annual Report on Form 10-K (the “Annual Report”) filed with the U.S. Securities and Exchange Commission (the “SEC”), any Quarterly Reports on Form 10-Q filed by MetLife with the SEC after the date of the Annual Report under the captions “Note Regarding Forward-Looking Statements” and “Risk Factors,” and other filings MetLife makes with the SEC. MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Stephen W. Gauster
Name: Stephen W. Gauster
Title: Senior Vice President and Interim General Counsel

Date: August 24, 2017

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